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UTILITY TRUST

FIRST QUARTER REPORT
MARCH 31, 2002

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Our cover icon represents the underpinnings of Gabelli.
The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

INVESTMENT OBJECTIVE:

The Gabelli Utility Trust is a closed-end, non-diversified management investment company whose primary objectives are long-term growth of capital and income.
The Trust will invest in companies that provide products, services or equipment for the generation or distribution of electricity, gas and water. Additionally, the Trust will invest in companies in telecommunications services or infrasttructure operations.


                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

TO OUR SHAREHOLDERS,

      In our view the major investment theme for electric, gas and telephone utilities can be summed up in two words: size matters. Electric generators with a large and geographically diverse portfolio of generating plants can trade around their structural long positions to enhance returns while avoiding the risk of asset concentration in a single market that experiences a hiccup, as all markets do from time to time. Electric, gas and telephone distribution companies can spread their substantial fixed costs over a larger base of customers, and see the cost per customer decline, enhancing earnings while reducing prices. The current unsettled market conditions seem to have caused the consolidation activity seen over the past several years to slow for a while, but the underlying economics continue to point to continuing merger and acquisition activity over time. Things seem be picking up a bit already, and if Congress cooperates, which is always a big question mark, we could be off to the races in a year or less.

PREMIUM / DISCOUNT DISCUSSION

      As a refresher to our shareholders, the price of a closed-end mutual fund is determined in the open market by willing buyers and sellers. Shares of The Gabelli Utility Trust (the "Trust") trade on the New York Stock Exchange and may trade at a premium to (higher than) net asset value ("NAV") (the market value of the Trust's underlying portfolio) or a discount to (lower than) net asset value. Of the 470 closed-end funds in the U.S., approximately 31% currently trade at premiums to NAV versus 21% five years ago and 61% ten years ago.

      Ideally, the Trust's market price will generally track the NAV. The Trust's premium or discount to NAV fluctuates over time. Over our Trust's 2 3/4-year history, the range fluctuated from a 2% discount in October 2000 to a 39% premium in February 2002. The average variance from NAV for the Trust since inception is a 10% premium to NAV. Shortly after the inception of the Trust, the market price of the Trust exceeded the NAV and this premium has gradually increased since.

[EDGAR REPRESENTATION OF PLOT POINTS]

                       PREMIUM / DISCOUNT SINCE INCEPTION
            0.1672
            0.0816
            0.1152
            0.0582
            0.0117
            0.0007
Y2k         0.0375
            0.0289
           -0.0127
            0.0417
           -0.0016
            0.0403
            0.0016
            0.0081
            0.0064
           -0.0220
            0.0003
            0.0658
Year 2001   0.0532
            0.1445
            0.0728
            0.1646
            0.1409
            0.1223
            0.1229
            0.1643
            0.1572
            0.2455
            0.2414
            0.2746
Year 2002   0.3454
            0.3704
            0.3101

       -----------------------
       MARCH 31, 2002
       Net Asset Value  $7.45
       Market Price     $9.76
       Premium          31.01%
       -----------------------


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

      "Mr. Market" often provides opportunities to invest at a discount. The Trust has considered various initiatives to narrow the discount when appropriate through distribution policies, rights offerings, share repurchase programs and the potential use of leverage.

      The Trust's long-term investment goal is growth of capital and income. We believe that our stock selection process adds to the investment equation. We have a successful history of investment providing shareholders average annual returns of 9.8% since inception. However, it is important to remember that "Mr. Market" is a pendulum that swings both ways. As the market moves away from momentum investing and back to basics, we believe that an excessive premium for the Trust is not likely to be sustainable.

COMPARATIVE PERFORMANCE

                         AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2002 (A)
                         -------------------------------------------------
                                                                                                      SINCE
                                                           QUARTER     1 YEAR        2 YEAR       INCEPTION (B)
                                                           -------    -------       --------      -------------
   Gabelli Utility Trust NAV Return (c) ..............      4.33%       4.89%         10.15%          9.75%
   Gabelli Utility Trust Investment Return (d) .......      6.66%      26.30%         25.96%         17.72%
   S&P Utility Index .................................      3.38%     (22.62)%         2.56%          0.42%
   Lipper Utility Fund Average .......................     (1.72)%    (17.07)%       (11.21)%        (3.92)%



(a) Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. The S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Average reflects the average performance of open-end mutual funds classified in this particular category.
(b)   From commencement of investment operations on July 9, 1999.
(c) Total returns and average annual returns reflect changes in net asset value (NAV) and reinvestment of distributions and are net of expenses. Life of Fund return based on initial net asset value of $7.50.
(d) Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange and reinvestment of distributions. Life of Fund return based on initial offering price of $7.50.


RIGHTS OFFERING 2002

      Your Board of Trustees has announced a transferable rights offering for May and June 2002. The Trust is offering shareholders one transferable right for each share of common stock held as of the record date. Three rights will be required to purchase one additional share at a discounted price to the market value and free of commission. Shareholders who fully exercise their primary subscription rights may oversubscribe for any additional amount of shares they wish. These oversubscription shares will be distributed based on a pro-rata allocation formula.

WHAT'S RIGHT ABOUT RIGHTS

      To raise additional capital, rights offerings have historically been a fair and efficient method. This method is widely used in England. A traditional rights offering allows an issuer's shareholders to participate directly in the growth of that issuer by purchasing additional common shares at a set subscription price. We will discuss some of the basic issues of rights offerings and how they relate to the Trust in a question and answer format below.

RIGHTS OFFERING -- Q&A

Q: WHAT ARE RIGHTS?

      Rights are privileges granted to existing shareholders of a corporation (in our case the Utility Trust) to subscribe to shares of a new issue of common stock. These rights represent short-term options granted by the corporation which the shareholder has the option of exercising.

Q: WHAT IS THE HISTORY OF RIGHTS OFFERINGS?

      Rights offerings have been used in Europe since the late 17th century following the commencement of the London Stock Exchange. In England, rights offerings are commonplace and represent an integral part of its capital markets and are well-regarded by shareholders. While underwritten public offerings have been the preferred method of raising capital in the U.S., rights offerings have become more understood and more widely used. Today, rights offerings are even more common in the U.S. and we expect that their frequency and effectiveness will increase.

Q: WHAT IS A RIGHTS OFFERING AS IT RELATES TO CLOSED-END FUNDS?

      A rights offering is an opportunity for shareholders to purchase additional shares of a publicly traded company or mutual fund at a specified price -- the "subscription price" -- with a nominal commission. To attract shareholder interest, the subscription price is set at a discount to the current market price. Although shareholders are not required to purchase additional shares, they are given the opportunity, or "right", to purchase shares based on the number of underlying shares they own on the record date. Rights may either be transferable or non-transferable and the offering may or may not be underwritten with a commitment by the underwriter to buy what is not subscribed for.

Q: WHAT ARE TRANSFERABLE RIGHTS VERSUS NON-TRANSFERABLE RIGHTS?

      Non-transferable rights have no value other than that they may be exercised and are not tradable on any exchange.

      Transferable rights may trade on an exchange and afford the non-subscribing shareholder the option of selling their rights on the exchange or through the transfer agent. Selling the rights allows a non-subscribing shareholder to recoup much of the dilution that could otherwise occur. A non-transferable rights offering does not permit such an offset so that non-subscribing shareholders could experience full dilution.

Q: HOW IS A RIGHTS OFFERING BENEFICIAL TO SHAREHOLDERS?

      The Utility Trust shareholder benefits from the opportunity to purchase additional shares with no commission if shares are held directly with the Trust or, in some instances, with a nominal charge from their broker. Thus, an investor is able to put more financial assets to work in an investment discipline in which she or he believes and which has performed well over an extended period of time. The additional capital that is raised by the Trust is used to position the portfolio to more fully take advantage of new investment opportunities. Increasing the asset size of the Trust may also result in lowering the Trust's expenses as a percentage of average net assets.

Q: HOW IS THE UTILITY TRUST'S RIGHTS OFFERING BETTER THAN OTHER RIGHTS OFFERINGS BY CLOSED-END FUNDS?

      There are two types of rights offerings a closed-end fund may use to raise additional capital: the direct offering method and the firm-underwritten method. The Utility Trust is utilizing a direct offering method to realize the relative cost advantages associated with this method as compared to a firm-underwritten method. A direct offering avoids costly underwriting and distribution services that lessen shareholder value.

Q: WHAT IF MY TOTAL NUMBER OF RIGHTS IS NOT EVENLY DIVISIBLE BY THREE?

      The Trust will automatically round up shareholders' rights so that the total number of rights a shareholder is granted is evenly divisible by three.

Q: ARE THE SHAREHOLDERS IN FAVOR OF RIGHTS OFFERINGS?

      We have received numerous requests from the shareholders of the Trust for rights offerings. Our shareholders have been overwhelmingly in favor of rights offerings and look forward to future ones. This interest was evidenced by the oversubscribed rights offerings that the Equity Trust had in 1991, 1992, 1993, 1995 and 2001, as well as the Gabelli Multimedia Trust's (which was spun-off from the Equity Trust in 1994) oversubscribed rights offerings in 1995 and 2000. This interest was further confirmed with the response to the Gabelli Equity Trust shareholder vote in 1993 in which shareholders voted 90% in favor to provide rights offerings.

Q. WERE SHAREHOLDERS ABLE TO SELL THEIR RIGHTS IN THE PAST RIGHTS OFFERING FROM GABELLI?

      Registered shareholders of the Equity Trust and Multimedia Trust had the option of selling all or a portion of their rights by designating this desire on the Subscription Certificate which accompanied the Prospectus. The certificate must have been returned to EquiServe Trust Company by the end of the offering period at the designated address.

      Those who held shares through a broker could simply have made the broker aware of their desire to sell or exercise the rights. The broker should fulfill the remainder of the order.

Q. WHAT WERE THE TRANSACTION COSTS ON THE SALE OF THE EQUITY TRUST AND MULTIMEDIA TRUST RIGHTS?

      Equity Trust and Multimedia Trust rights were sold through State Street Bank and Trust and Equiserve with no fees and only a nominal commission; however, certain brokerage firms may have charged a transaction fee to sell rights.

OUR APPROACH

      There are nearly 80 publicly traded investor-owned electric utilities in the U.S., and this is at least 50 more than we need from the standpoint of economic efficiency. Stand-alone natural gas distribution companies make no economic sense either; the combination electric and gas utility model is clearly better. The balkanized structure of the industry is inherently inefficient, and competitive forces are now putting pressure on the marginal players. The big companies feel the need to get bigger to achieve scale economies, and the small companies are selling out as the cost of staying in the game rises. It is only because of a complex and lengthy merger review and approval process that the industry remains as fragmented as it is. Our investments in regulated utility companies have primarily, though not exclusively, focused on fundamentally sound, reasonably priced mid-cap and small-cap utilities that are likely acquisition targets for large utilities seeking to bulk up.

COMMENTARY

      In the world of fashion it's called retro chic. The old is suddenly new again. Just as women's hemlines rise and fall, and men's suit lapel and necktie widths wax and wane, investment fashions come and go. Companies which merely earned money and paid a good bit of it out to shareholders as dividends, once prized by investors, were scorned in the late 1990s. Dividends are doubly taxed, once when the corporation pays income tax on earnings, and then again taxed as income to investors. How clever, how tax-efficient it would be for corporations so lacking in


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                                        4
growth prospects that they actually produce free cash flow to use that excess cash to buy back stock or invest in growth businesses, rather than pay a cash return to the owners of the business, the stockholders.

      It all sounded like a good idea at the time. Growth stories were rewarded with rich valuations in the equity market. The high equity valuations of the late 1990s gave favored company managements a richly valued currency -- their stock -- that they used to make acquisitions by which growth could be further enhanced. In the process, growth multiples were further bid up by acquirers, and the remaining public companies were bid up as investors compared them to the values paid for peers. Growth was all that mattered. Dividends were for losers.

      As the emerging growth stock house of cards tumbled over the past couple of years, it became clear that far too many managements were stretching to show good results. Some companies, like Enron, apparently resorted to accounting trickery to manufacture profits. Many telecommunications companies, including Global Crossing, Winstar and Qwest, used aggressive if perhaps technically legal accounting methods like "hollow" circuit swaps (don't ask) to inflate revenues and manufacture non-cash accounting profits. Equity investors came to believe late in 2001 and early this year that they could not trust the numbers that companies were reporting. In January and February of this year, stocks sold off as investor confidence waned. The March rally stemmed the losses as it became clear that the economy was improving, reforms were going to be implemented and examples made of the worst of the bad actors in corporate managements.

      Well, you can fake profits and you can fake revenues, for a while anyway, but you can't fake a dividend check. Boring old utilities were sneered at by investors in the late 1990s when the reported profits (though not the cash flow, mind you) of the S&P 500 Index were growing at a mid-high teens rate, and nobody cared about the dividends that utilities paid. Now dividends are cool again.

      The income-oriented investor can roll over a twelve-month CD today at 1.65% at the biggest bank in New England. You can do a little better if you shop around, but not that much better. Electric and gas utility stocks with secure dividends are paying out 65% or less of current earnings, currently yielding 4% to 6%, earnings are growing at 4% to 6% on average even in a weak economy, and dividends are growing slightly slower than earnings. To the income-oriented investor, utility stocks represent good value.

      Utility earnings in the first quarter are likely to be disappointing because of warm weather and a weak economy. The weather won't always be abnormal and the economy won't always be weak, so we are looking for stocks that get hit on weak first quarter results and then buying the stocks. This will provide an opportunity to deploy our Trust's substantial cash position at what should prove to be good values.

      We indicated in our fourth quarter shareholder report that we planned to buy shares of beaten-down energy merchants in the first quarter, and we did. The stocks didn't do much in January and February, but they rebounded nicely in March as wholesale electricity prices rose in tandem with natural gas prices, both driven by improving economic growth. The Trust added to positions in AES Corp., Cinergy Corp., Mirant and FPL Group, Inc. The Trust initiated positions in the convertible debentures of Orion Power. Energy prices should continue to improve into the summer as the economy recovers, which should give the energy merchant stocks a tailwind.

      We also opined in our fourth quarter report that we expected natural gas prices to weaken, dragging down the natural gas stocks and giving us a buying opportunity. The natural gas commodity price did briefly touch below $2.00 per mcf (thousand cubic feet) but quickly recovered and currently stands around $3.35 per mcf. The Trust recently bought shares of several natural gas companies including Cascade Natural Gas Corp., National Fuel Gas Co. and ONEOK Inc.

      In summary, the Trust is currently positioned as follows: we are invested in electric utilities, energy merchants and hybrids. The Trust is also involved with natural gas utilities and pipelines, and also has invested in several water utilities as well as some telecommunication companies. We think that posture is appropriate for the time being and diversifies our portfolio throughout the utility sector.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CH ENERGY GROUP INC. (CHG - $47.45 - NYSE) is the last small New York State electric utility left, now that Orange & Rockland and RGS Energy have gone on to utility heaven, which we define as selling out to bigger companies at a rich premium. CH Energy serves the territory directly north of New York City, an area whose economy has long been dominated by IBM. The buyer would almost have to be Energy East (EAS - $21.75 - NYSE) or Consolidated Edison (ED - $41.91 - NYSE). The buyer could rationalize outside plant operations, eliminate all of the corporate, finance, regulatory and public company overhead, and save a lot of money for the benefit of both shareholders and customers. When the deal happens is hard to say. We think it happens in more than a year but less than three. The company's capable CEO, Paul Ganci, is scheduled to retire in May 2003, so do the math. Our estimate of the company's private market value (PMV) is $63.

CINERGY CORP. (CIN - $35.75 - NYSE) is another consolidation play. Cinergy has been to the altar more times than Billy Bob Thornton (or Elizabeth Taylor for our more senior shareholders) but never quite got the deal done. The stumbling block has been, as always, "social issues." The logjam may be breaking, however, given the burgeoning stock and option position of Cinergy's senior management team. Cinergy has a mouthwatering portfolio of very low cost coal-fired generating plants, an opportunity to make a lot of money in the deregulating Ohio wholesale generating market, and transmission access that is highly strategic to a bigger buyer.

CONSTELLATION ENERGY GROUP INC. (CEG - $30.85 - NYSE) is a position that was initiated in October 2001. The stock is a fallen angel. Constellation had grandiose plans to split off the competitive generation business as a separate publicly traded stock. In October, as the generating companies' stocks cratered, the company reversed its strategy and flushed its entire senior management team. The new management and strategy were unveiled at an analyst meeting in January and were well received by investors. The plan focused internally on better management of operations and costs. The company expects to earn $2.70 per share in 2002 and should be earning at least $3.00 in 2003. The stock is statistically cheap but will remain under a cloud until the company starts to deliver results in line with expectations.

DTE ENERGY CO. (DTE - $45.50 - NYSE) is a combination electric and gas utility serving metropolitan Detroit. The company completed the acquisition of MCN Energy, the gas distribution company serving much of southeastern Michigan, last year. The company expects to exceed its initial estimate of cost savings.

ENTERGY CORP. (ETR - $43.41 - NYSE) is a back-from-the-dead story. Wayne Leonard, formerly chief operating officer of Cinergy, has been running Entergy for a few years now after previous management was ousted. Results on Mr. Leonard's watch have been impressive, with a substantially improved balance sheet and earnings growth that is among the industry's best.

MIRANT CORP. (MIR - $14.45 - NYSE) is one of the largest independent power producers ("IPP") in the U.S. with some international power projects as well. The IPP sector has become oversold in recent months due to the precipitous decline in wholesale electricity prices. This has enabled our Trust to acquire shares of Mirant at very attractive prices. As Mirant continues with its efforts to strengthen its balance sheet, we think that the stock's valuation should recover. In addition, the electric industry's consolidation trend could lead to takeovers of IPPs if their stock prices do not recover.

ONEOK INC. (OKE - $20.85 - NYSE) is pronounced wun-oke, not oh-nee-ock. One company, in Oklahoma. Get it? We didn't, either. No matter. The Fund initiated a position in ONEOK late in the third quarter of 2001. The stock had fallen along with natural gas prices, and then got shredded when S&P dropped the company from the S&P 500 Index. The index funds had to sell; we bought on the sell-off. We're looking for a sale. Western Resources owns 45% of ONEOK and would like to sell. They have two problems: first, avoiding capital gains taxes and second, keeping the sale proceeds away from the sticky fingers of the Kansas regulators. Both problems are difficult but not impossible. We think that ONEOK management would be amenable to an approach from a buyer willing to structure a bid such that shareholders, customers and management all benefit. Possible buyers include Oklahoma Gas & Electric and American Electric Power, among others.

RGS ENERGY GROUP INC. (RGS - $39.25 - NYSE) is a small electric and gas utility serving metropolitan Rochester, NY, a city that is the economic hub of upstate New York. In February, RGS agreed to be acquired by Energy East (EAS - $21.75 -
NYSE), its upstate neighbor. The acquisition is expected to close shortly. We support this deal. RGS got a good premium for its shareholders while mitigating lingering concerns about the deteriorating outlook for major industrial customers, including Xerox and Eastman Kodak. Energy East is paying a reasonable multiple and is acquiring a company with increasingly valuable and strategic generation assets and a service territory that presents ample scope for cost reduction over time.

SEMCO ENERGY INC. (SEN - $9.60 - NYSE) is a diversified energy and infrastructure company distributing gas to over 367,000 customers in Michigan and Alaska. It also has businesses involved in gas engineering services including pipeline construction and natural gas storage in various regions throughout the United States. The company's propane division is one of the largest suppliers in the Upper Peninsula of Michigan.

MONTHLY DISTRIBUTIONS

      The Gabelli Utility Trust had a $0.05 per share monthly distribution policy in place. The Trust's monthly distribution has been increased by 20% to $0.06 per share beginning in October 2001.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.


                              WHO                                WHEN
                              ---                                ----
      Special Chats:          Mario J. Gabelli                   First Monday of each month
                              Howard Ward                        First Tuesday of each month

      In addition,  every Wednesday will feature a different  portfolio manager.
The upcoming Wednesday chat schedule is as follows:

                              MAY                                JUNE                         JULY
                              ---                                ----                         ----
      1st Wednesday           Ivan Arteaga                       Henry Van der Eb             Ivan Arteaga
      2nd Wednesday           Charles Minter & Martin Weiner     Caesar Bryan                 Caesar Bryan
      3rd Wednesday           Walter Walsh & Laura Linehan       Ivan Arteaga                 Lynda Calkin
      4th Wednesday           Hart Woodson                       Barbara Marcin               Henry Van der Eb
      5th Wednesday           Barbara Marcin                                                  Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.


                          Sincerely,
                          /S/ Mario J. Gabelli
                          MARIO J. GABELLI, CFA
                          Portfolio Manager and Chief Investment Officer

May 6, 2002


                                SELECTED HOLDINGS
                                 MARCH 31, 2002
--------------------------------------------------------------------------------
CH Energy Group Inc.                        Mirant Corp.
Cinergy Corp.                               ONEOK Inc.
Constellation Energy Group Inc.             RGS Energy Group Inc.
DTE Energy Co.                              SEMCO Energy Inc.
Entergy Corp.                               Southwest Gas Corp.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                            THE GABELLI UTILITY TRUST
                            PORTFOLIO OF INVESTMENTS
                           MARCH 31, 2002 (UNAUDITED)

                                                                       MARKET
   SHARES                                                              VALUE
-----------                                                         ------------
               COMMON STOCKS -- 79.4%
               AGRICULTURE -- 0.1%
     10,600    Cadiz Inc.+ .......................................  $    95,400
                                                                    -----------
               COMMUNICATIONS EQUIPMENT -- 0.4%
     75,000    Furukawa Electric Co. Ltd. ........................      363,866
                                                                    -----------
               CONSUMER PRODUCTS -- 1.3%
     50,000    Pennzoil-Quaker State Co. .........................    1,075,500
                                                                    -----------
               ENERGY AND UTILITIES: ELECTRIC -- 24.2%
     25,000    AES Corp.+ ........................................      225,000
     14,000    Calpine Corp.+ ....................................      177,800
     50,000    Cinergy Corp. .....................................    1,787,500
     10,000    Cleco Corp. .......................................      239,000
    115,000    Conectiv ..........................................    2,862,350
     55,000    DPL Inc. ..........................................    1,405,250
     20,219    DTE Energy Co. ....................................      919,965
    164,900    El Paso Electric Co.+ .............................    2,580,685
     22,000    FPL Group Inc. ....................................    1,310,100
     52,200    Maine Public Service Co. ..........................    1,550,340
    140,000    Northeast Utilities ...............................    2,781,800
     57,000    SCANA Corp. .......................................    1,744,200
     30,000    TECO Energy Inc. ..................................      858,900
     25,000    UIL Holdings Corp. ................................    1,452,500
     20,000    Unisource Energy Corp. ............................      409,200
                                                                    -----------
                                                                     20,304,590
                                                                    -----------
               ENERGY AND UTILITIES: INTEGRATED -- 26.8%
     13,000    Allete ............................................      378,170
     40,000    CH Energy Group Inc. ..............................    1,898,000
     70,000    Constellation Energy Group Inc. ...................    2,159,500
      5,000    Dominion Resources Inc. ...........................      325,800
     45,000    DQE Inc. ..........................................      958,950
     15,000    Edison International ..............................      251,250
      5,000    Empire District Electric Co. ......................      106,950
     18,000    Entergy Corp. .....................................      781,380
      3,979    FirstEnergy Corp. .................................      137,594
     50,000    Florida Public Utilities Co. ......................      937,000
     30,000    Madison Gas & Electric Co. ........................      852,600
    100,000    Mirant Corp.+ .....................................    1,445,000
    220,000    NRG Energy Inc.+ ..................................    2,653,200
     52,000    NSTAR .............................................    2,357,680
     18,000    PG&E Corp. ........................................      424,080
     40,000    Progress Energy Inc.+ .............................       11,000
      6,000    Puget Energy Inc. .................................      124,740
     95,000    RGS Energy Group Inc. .............................    3,728,750
      5,000    Sierra Pacific Resources+ .........................       75,450
    140,000    Western Resources Inc. ............................    2,401,000
      7,000    WPS Resources Corp. ...............................      276,080
      9,000    Xcel Energy Inc. ..................................      228,150
                                                                    -----------
                                                                     22,512,324
                                                                    -----------

                                                                       MARKET
   SHARES                                                              VALUE
-----------                                                         ------------
               ENERGY AND UTILITIES: NATURAL GAS -- 12.8%
     35,000    AGL Resources Inc. ................................  $   822,500
     11,000    Cascade Natural Gas Corp. .........................      233,420
      2,000    Chesapeake Utilities Corp. ........................       38,300
     34,000    Delta Natural Gas Co. Inc. ........................      732,020
      5,000    Dynegy Inc., Cl. A ................................      145,000
      1,000    EnergySouth Inc. ..................................       26,000
     22,000    National Fuel Gas Co. .............................      535,700
     12,000    Nicor Inc. ........................................      546,600
     60,000    ONEOK Inc. ........................................    1,251,000
     19,000    Peoples Energy Corp. ..............................      748,220
     23,000    Piedmont Natural Gas Co. Inc. .....................      818,800
      1,000    RGC Resources Inc. ................................       19,325
    125,000    SEMCO Energy Inc. .................................    1,200,000
     20,254    Southern Union Co. ................................      371,053
    130,000    Southwest Gas Corp. ...............................    3,250,000
                                                                    -----------
                                                                     10,737,938
                                                                    -----------
               ENERGY AND UTILITIES: WATER -- 5.8%
      8,000    American States Water Co. .........................      282,000
     11,000    Artesian Resources Corp., Cl. A ...................      332,200
     24,000    Birmingham Utilities Inc. .........................      432,000
     20,520    California Water Service Group ....................      525,312
      7,500    Connecticut Water Service Inc. ....................      205,425
     41,000    Middlesex Water Co. ...............................      954,480
     45,000    NiSource Inc.+ ....................................      104,400
      5,466    Pennichuck Corp. ..................................      136,650
     30,000    Philadelphia Suburban Corp. .......................      705,000
     13,500    SJW Corp. .........................................    1,096,200
      5,250    Southwest Water Co. ...............................       84,525
                                                                    -----------
                                                                      4,858,192
                                                                    -----------
               ENVIRONMENTAL SERVICES -- 0.1%
     20,000    Catalytica Energy Systems Inc.+ ...................       67,400
                                                                    -----------
               SATELLITE -- 0.8%
     40,000    General Motors Corp., Cl. H+ ......................      658,000
                                                                    -----------
               TELECOMMUNICATIONS -- 6.4%
      1,000    ALLTEL Corp. ......................................       55,550
     16,000    AT&T Canada Inc., Cl. B+ ..........................      430,880
     10,000    AT&T Corp. ........................................      157,000
     20,000    BellSouth Corp. ...................................      737,200
    108,000    Broadwing Inc.+ ...................................      754,920
     22,000    BT Group plc, ADR+ ................................      883,960
     35,000    CenturyTel Inc. ...................................    1,190,000
     25,000    Citizens Communications Co.+ ......................      268,750
      4,000    Commonwealth Telephone
                 Enterprises Inc.+ ...............................      153,000
     12,000    Conestoga Enterprises Inc. ........................      363,120
     14,000    Deutsche Telekom AG, ADR ..........................      209,720

                            THE GABELLI UTILITY TRUST
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)

                                                                       MARKET
   SHARES                                                              VALUE
-----------                                                         ------------
               COMMON STOCKS (CONTINUED)
               TELECOMMUNICATIONS (CONTINUED)
      4,000    France Telecom SA, ADR ............................  $   121,640
     24,000    Touch America Holdings Inc.+ ......................       91,440
                                                                    -----------
                                                                      5,417,180
                                                                    -----------
               WIRELESS COMMUNICATIONS -- 0.7%
     30,000    mm02 plc, ADR+ ....................................      293,700
     50,000    Nextel Communications Inc., Cl. A+ ................      269,000
                                                                    -----------
                                                                        562,700
                                                                    -----------
               TOTAL COMMON STOCKS ...............................   66,653,090
                                                                    -----------

               PREFERRED STOCKS -- 0.8%
               TELECOMMUNICATIONS -- 0.8%
     15,000    Citizens Communications Co.,
                 5.000% Cv. Pfd. .................................      705,300
                                                                    -----------
    PRINCIPAL
     AMOUNT
 --------------
               CONVERTIBLE BONDS -- 3.5%
               SHORT-TERM AND NET RECEIVABLES -- 3.5%
 $3,000,000    Orion Power Holdings Inc., Cv.,
                 4.500%, 06/01/08 ................................    2,992,500
                                                                    -----------

               CORPORATE BONDS -- 1.1%
               ENERGY AND UTILITIES: INTEGRATED -- 1.1%
  1,100,000    Mirant Corp., Sub. Deb. Cv.,
                 2.500%, 06/15/21 ................................      891,000
                                                                    -----------

    PRINCIPAL                                                          MARKET
     AMOUNT                                                            VALUE
 -----------                                                        -----------
               TELECOMMUNICATIONS -- 0.0%
  $ 100,000    Williams Communications Group Inc.,
                 10.875%, 10/01/09 ...............................  $    15,500
                                                                    -----------
               TOTAL CORPORATE BONDS .............................      906,500
                                                                    -----------

               REPURCHASE AGREEMENT -- 16.4%
 13,728,000    State Street Bank & Trust Co., 1.770%,
                 dated 03/28/02, due 04/01/02,\
                 proceeds at maturity, $2,500,486 (a) ............   13,728,000
                                                                    -----------

               TOTAL INVESTMENTS -- 101.2%
               (Cost $79,062,707) ................................   84,985,390

               OTHER ASSETS AND
               LIABILITIES (NET) -- (1.2)% .......................   (1,040,026)
                                                                    -----------

               NET ASSETS -- 100.0%
               (11,268,524 shares outstanding) ...................  $83,945,364
                                                                    ===========

               NET ASSET VALUE
               (83,945,364 / 11,268,524 shares outstanding) ......     $   7.45
                                                                           ====

  -------------
             For Federal tax purposes:
             Aggregate cost ......................................  $79,062,707
                                                                    ===========
             Gross unrealized appreciation .......................  $ 9,969,165
             Gross unrealized depreciation .......................   (4,044,982)
                                                                    -----------
             Net unrealized appreciation .........................  $ 5,924,183
                                                                    ===========

  -------------
  (a) Collateralized by U.S. Treasury Note, 5.250%, due 08/15/03,
      market value $14,003,434.
  +   Non-income producing security.
  ++  Represents  annualized yield at date of purchase.
  ADR American Depositary Receipt.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the Policy of The Gabelli Utility Trust ("Utility Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Utility Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Utility Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Utility Trust. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                            The Gabelli Utility Trust
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact EquiServe at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Utility Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Utility Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Utility Trust valued at market price. If the Utility Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Utility Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

                         AUTOMATIC DIVIDEND REINVESTMENT
                  AND VOLUNTARY CASH PURCHASE PLAN (CONTINUED)

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.
   The Utility Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN
   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Utility Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.
   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Utility Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.
   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Utility Trust.

                              TRUSTEES AND OFFICERS

                            THE GABELLI UTILITY TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

TRUSTEES

Mario J. Gabelli, CFA
  CHAIRMAN AND CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Vincent D. Enright
  FORMER SENIOR VICE PRESIDENT AND
  CHIEF FINANCIAL OFFICER,
  KEYSPAN ENERGY CORP.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

John D. Gabelli
  SENIOR VICE PRESIDENT,
  GABELLI & COMPANY, INC.

Robert J. Morrissey
  ATTORNEY-AT-LAW,
MORRISSEY, HAWKINS & LYNCH

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT,
  PROFESSOR EMERITUS, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

David I. Schachter
  VICE PRESIDENT & OMBUDSMAN

James E. McKee
  SECRETARY

INVESTMENT ADVISOR
Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1422

CUSTODIAN
Boston Safe Deposit and Trust Company

COUNSEL
Skadden, Arps, Slate, Meagher & Flom, LLP

TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company

STOCK EXCHANGE LISTING
                                          COMMON
                                        -----------
NYSE-Symbol:                                GUT
Shares Outstanding:                     11,268,524

The Net Asset Value appears in the Publicly Traded
Funds column,  under the heading "Specialized Equity
York  Times  and in  Monday's  The Wall  Street
Journal.  It is also  listed in Barron's Mutual
Funds/Closed End Funds section under the heading
"Specialized Equity Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.
--------------------------------------------------------------------------------
   For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: HTTP://WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Utility Trust may, from time to time, purchase its shares in the open market when the Utility Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

THE GABELLI UTILITY TRUST
ONE CORPORATE CENTER
RYE, NY  10580-1422
(914) 921-5070
HTTP://WWW.GABELLI.COM

FIRST QUARTER REPORT
MARCH 31, 2002

GBFUF 03/02